SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: March 8, 1999
                        (Date of earliest event reported)


                            NU SKIN ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                    1-12421                    87-0565309
    (State or other              (Commission               (I.R.S. Employer
     jurisdiction of              File Number)             Identification No.)
     incorporation)

                    75 West Center Street, Provo, Utah 84601
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (801) 345-6100
         (Former name or former address, if changed since last report.)



                    The Index to Exhibits appears on page 4.









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Item 5.  Other Events

        Effective as of March 8, 1999, the Registrant completed the acquisition of certain assets of Nu Skin USA and the termination of exclusive licensing and distribution agreements under terms previously announced, including the payment of approximately $18.7 million and the assumption of approximately $8.0 million of Nu Skin USA liabilities. Assets acquired from Nu Skin USA include approximately 620,000 shares of the Class A Common Stock of Nu Skin Enterprises. Reference is made to that certain press release dated March 23, 1999 attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)    Exhibits.

         99.1   Press Release of Nu Skin Enterprises, Inc. dated March 23, 1999.





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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                       NU SKIN ENTERPRISES, INC.



                                       By:        /s/ M. Truman Hunt
                                       Name:          M. Truman Hunt
                                       Title: Vice President and General Counsel


 Dated: March 23, 1999




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                                INDEX TO EXHIBITS

 Exhibit              Description

 99.1                 Press Release of Nu Skin Enterprises dated March 23, 1999.


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